Pro Forma Combining Financial Statements

The following pro forma combining balance sheet and statement of operations are unaudited and have been derived from the balance sheet and income statement of Fonix Corporation and its subsidiaries  at March 31, 2009, December 31, 2008, and December 31, 2007 and adjusts such information to give the effect to the acquisition of G-Soft Limited, a Hong Kong corporation, and its respective subsidiaries, as if the acquisition had occurred at each period end.  The pro forma combining balance sheets and statements of operations are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at each period end.

PRO FORMA COMBINING BALANCE SHEETS
(Unaudited)
	March 31,
		G-Soft Limited,
	Fonix	a Hong Kong	Combining
	Corporation	Corporation	Entries	Combined
	2009	2009	2009	2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

ASSETS

Current assets
Cash and cash equivalents	$9,000	$796,000	$-	$805,000
Accounts receivable	-	2,600,000	-	2,600,000
Other receivables	-	15,000	-	15,000
Inventory	-	2,000	-	2,000

Total current assets	9,000	3,413,000	-	3,422,000

Property and equipment, net	24,000	41,000	-	65,000

Goodwill	-	658,000	-	658,000

Deposits and other	12,000	-	-	12,000

Investment in G-Soft Limited, a Hong Kong corporation	3,510,000	-	(3,510,000)	-

Total assets	$3,555,000	$4,112,000	$(3,510,000)	$4,157,000

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accrued liabilities	$7,303,000	$13,000	$-	$7,316,000
Accounts payable	1,885,000	319,000	-	2,204,000
Derivative liability	38,310,000	-	-	38,310,000
Accrued payroll and other compensation	501,000	-	-	501,000
Tax payable	-	33,000	-	33,000
Deferred revenues	445,000	-	-	445,000
Notes payable - related parties	918,000	-	-	918,000
Deferred tax liabilities assumed, net	-	237,000	-	237,000
Deposits and other	7,000	-	-	7,000

Total current liabilities	49,369,000	602,000	-	49,971,000

Long-term notes payable, net of current portion	-	-	-	-

Total liabilities	49,369,000	602,000	-	49,971,000

Stockholders' deficit
Purchase by Fonix	-	3,510,000	(3,510,000)	-
Preferred stock, $0.0001 par value; 50,000,000 shares authorized;
Series A, convertible; 166,667 shares outstanding (aggregate liquidation preference of $6,055,000)	500,000	-		500,000
Series L, convertible; 1,492 shares outstanding	-	-		-
Common stock, $0.0001 par value; 20,000,000,000 shares authorized;
Class A voting, 7,279,371 shares outstanding	1,000	-		1,000
Class B non-voting, none outstanding	-	-		-
Additional paid-in capital	241,096,000	-		241,096,000
Outstanding warrants to purchase Class A common stock	474,000	-		474,000
Cumulative foreign currency translation adjustment	10,000	-		10,000
Accumulated deficit	(287,895,000)	-		(287,895,000)

Total stockholders' deficit	(45,814,000)	3,510,000	(3,510,000)	(45,814,000)

Total liabilities and stockholders' deficit	$3,555,000	$4,112,000	$(3,510,000)	$4,157,000

PRO FORMA COMBINING STATEMENT OF OPERATIONS
(Unaudited)

	Three-Months Ended March 31,
		G-Soft Limited,
	Fonix	a Hong Kong
	Corporation	Corporation	Combined
	(unaudited)	(unaudited)	(unaudited)
	2009	2009	2009

Revenues
Operating revenues	$141,000	$678,000	$819,000

Total Revenue	141,000	678,000	819,000

Cost of revenues
Cost of goods sold	19,000	260,000	279,000
Main operating taxes and surcharges	-	10,000	10,000

Total cost of revenues	19,000	270,000	289,000

Gross profit	122,000	408,000	530,000

Operating expenses:
Selling, general and administrative	349,000	128,000	477,000
Product development and research	243,000	-	243,000

Total operating expenses	592,000	128,000	720,000

Other income (expense):
Foreign currency gain (loss)	-	1,000	1,000
Interest income	-	1,000	1,000
Interest expense	(27,000)	-	(27,000)
Gain (loss) on derivative liability	(284,000)	-	(284,000)

Other income (expense), net	(311,000)	2,000	(309,000)

Income (loss) from continuing operations	(781,000)	282,000	(499,000)

Net income (loss) before taxes	(781,000)	282,000	(499,000)
Income tax expense	-	(36,000)	(36,000)
Preferred stock dividends	(747,000)	-	(747,000)

Income (loss) attributable to common stockholders	$(1,528,000)	$246,000	$(1,282,000)

Basic and diluted loss per common share from continuing operations	$(0.16)	$0.05	$(0.11)

Net income (loss)	$(781,000)	$246,000	$(535,000)

Comprehensive income (loss)	$(781,000)	$246,000	$(535,000)

PRO FORMA COMBINING STATEMENT OF OPERATIONS
(Unaudited)

	Three-Months Ended March 31,
		G-Soft Limited,
	Fonix	a Hong Kong
	Corporation	Corporation	Combined
	(unaudited)	(unaudited)	(unaudited)
	2008	2008	2008

Revenues
Operating revenues	$286,000	$565,000	$851,000

Total Revenue	286,000	565,000	851,000

Cost of revenues
Cost of goods sold	25,000	179,000	204,000
Main operating taxes and surcharges	-	6,000	6,000

Total cost of revenues	25,000	185,000	210,000

Gross profit	261,000	380,000	641,000

Operating expenses:
Selling, general and administrative	502,000	158,000	660,000
Product development and research	218,000	-	218,000

Total operating expenses	720,000	158,000	878,000

Other income (expense):
Interest income	-	1,000	1,000
Other income	-	23,000	23,000
Interest expense	(508,000)	-	(508,000)
Gain (loss) on derivative liability	(79,000)	-	(79,000)

Other income (expense), net	(587,000)	24,000	(563,000)

Income (loss) from continuing operations	(1,046,000)	246,000	(800,000)
Loss from discontinued operations	-	-	-

Net income (loss) before taxes	(1,046,000)	246,000	(800,000)
Income tax expense	-	(26,000)	(26,000)
Preferred stock dividends	(578,000)	-	(578,000)

Income (loss) attributable to common stockholders	$(1,624,000)	$220,000	$(1,404,000)

Basic and diluted loss per common share from continuing operations	$(1.08)	$0.23	$(0.85)

Net income (loss)	$(1,046,000)	220,000	$(826,000)

Comprehensive income (loss)	$(1,046,000)	$220,000	$(826,000)

PRO FORMA COMBINING STATEMENT OF OPERATIONS
(Unaudited)

	Year Ended December 31,
		G-Soft Limited,
	Fonix	a Hong Kong
	Corporation	Corporation	Combined
	2008	2008	2008

Revenues
Operating revenues	$1,265,000	$2,259,000	$3,524,000

Total Revenue	1,265,000	2,259,000	3,524,000

Cost of revenues
Cost of goods sold	54,000	716,000	770,000
Main operating taxes and surcharges	-	22,000	22,000

Total cost of revenues	54,000	738,000	792,000

Gross profit	1,211,000	1,521,000	2,732,000

Operating expenses:
Selling, general and administrative	2,238,000	633,000	2,871,000
Product development and research	1,925,000	-	1,925,000

Total operating expenses	4,163,000	633,000	4,796,000

Other income (expense):
Foreign currency gain (loss)	-	(1,000)	(1,000)
Interest income	-	3,000	3,000
Other income	-	90,000	90,000
Interest expense	(2,752,000)	-	(2,752,000)
Gain (loss) on derivative liability	(512,000)	(1,000)	(513,000)
Gain on forgiveness of liabilities	47,000	-	47,000

Other income (expense), net	(3,217,000)	91,000	(3,126,000)

Income (loss) from continuing operations	(6,169,000)	979,000	(5,190,000)

Net income (loss) before taxes	(6,169,000)	979,000	(5,190,000)
Income tax expense	-	(104,000)	(104,000)
Preferred stock dividends	(2,255,000)	-	(2,255,000)

Income (loss) attributable to common stockholders	$(8,424,000)	$875,000	$(7,549,000)

Basic and diluted loss per common share from continuing operations	$(3.02)	$0.43	$(2.59)

Net income (loss)	$(6,169,000)	$875,000	$(5,294,000)

Comprehensive income (loss)	$(6,169,000)	$875,000	$(5,294,000)

PRO FORMA COMBINING STATEMENT OF OPERATIONS
(Unaudited)

	Year Ended December 31,
		G-Soft Limited,
	Fonix	a Hong Kong
	Corporation	Corporation	Combined
	2007	2007	2007

Revenues
Operating revenues	$1,838,000	$1,612,000	$3,450,000

Total Revenue	1,838,000	1,612,000	3,450,000

Cost of revenues
Cost of goods sold	141,000	602,000	743,000
Main operating taxes and surcharges	-	26,000	26,000

Total cost of revenues	141,000	628,000	769,000

Gross profit	1,697,000	984,000	2,681,000

Operating expenses:
Selling, general and administrative	2,479,000	479,000	2,958,000
Impairment of goodwill	2,631,000	-	2,631,000
Product development and research	1,572,000	-	1,572,000

Total operating expenses	6,682,000	479,000	7,161,000

Other income (expense):
Foreign currency gain (loss)	-	-	-
Interest income	-	2,000	2,000
Other income	-	62,000	62,000
Interest expense	(1,887,000)	-	(1,887,000)
Gain (loss) on derivative liability	813,000	-	813,000
Gain on forgiveness of liabilities	21,018,000	-	21,018,000

Other income (expense), net	19,944,000	64,000	20,008,000

Income from continuing operations	14,959,000	569,000	15,528,000

Net income before taxes	14,959,000	569,000	15,528,000
Income tax expense	-	(73,000)	(73,000)
Preferred stock dividends	(1,702,000)	-	(1,702,000)

Income attributable to common stockholders	$13,257,000	$496,000	$13,753,000

Basic and diluted loss per common share from continuing operations	$30.94	$1.02	$31.96

Net income	$14,959,000	$496,000	$15,455,000

Comprehensive income	$14,959,000	$496,000	$15,455,000

Unaudited notes to Pro Forma Combining financial statements

Based on the transactions as documented below, Fonix Corporation, through GS Acquisition Inc., a Delaware corporation and wholly owned subsidiary, Fonix became the 100% owner of G-Soft Limited, a Hong Kong corporation, with the issuance of a total of 351 Series P Preferred Stock shares.  The total consideration paid for G-Soft Limited, a Hong Kong corporation was $3,510,000.

Issuance of Series P 9% Convertible Preferred Stock in G-Soft Transaction

As disclosed in a Current Report filed with the Commission on March 27, 2009, Fonix Corporation (the “Company”) issued an aggregate of one hundred and twenty shares (120) of the Company’s Series P 9% Convertible Preferred Stock (the “Series P Preferred Stock”) to G-Soft Limited, a Hong Kong corporation (“G-Soft”), which is the ultimate parent of Shanghai Gaozhi Software Systems Limited ("GaozhiSoft"), and the shareholders of G-Soft (collectively, the “Sellers”).  The Shares of Series P Preferred Stock were issued pursuant to an exchange agreement (the “Exchange Agreement”), with the Sellers and Southridge LLC, a Connecticut limited liability company (“Southridge”).  Additionally, subject to the terms of the amended agreement with the Sellers, the Sellers are entitled to annual earn-out payments equal to fifty percent (50%) of the prior year’s net income of GaozhiSoft, to be paid in the form of Series P Preferred Stock (the “Earn-Out Payments”).  The aggregate of the Earn-Out Payments is limited to three hundred and eighty (380) shares of Series P Preferred, which were issued into an escrow account.

The Series P Preferred Stock entitles the holders to receive dividends in an amount equal to 9% of the then-outstanding balance of shares of Series P Preferred Stock.  The dividends are payable in cash or shares of our Class A common stock, at the Company’s option.

The Series P Preferred Stock may be converted into the Company’s common stock at the option of the holder by using a conversion price which shall be 80% of the average of the two (2) lowest closing bid prices for the twenty-day trading period prior to the conversion date.

Redemption of the Series P Preferred Stock, whether at the Company’s option or that of the holder, requires the Company to pay, as a redemption price, the stated value of the outstanding shares of Series P Preferred Stock to be redeemed, together with any accrued but unissued dividends thereon, multiplied by one hundred ten percent (110%).

On September 26, 2008, the Company filed with the State of Delaware a Certificate of Designation and Series P 9% Convertible Stock Terms (the “Series P Terms”), which become a part of the Company’s Certificate of Incorporation, as amended.

Under the G-Soft Agreement and the Series P Terms, the holders of the Series P Preferred Stock may convert shares of Series P Preferred Stock into shares of the Company’s common stock.  The Company’s issuances of shares of common stock upon any conversion of the Series P Preferred Stock will be made without registration under the Securities Act of 1933 (the “1933 Act”) in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.  The Company’s sale and issuance of the Series P Preferred Stock to the Sellers was made without registration under the 1933 Act in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.

Issuance of Shares of Series P 9% Convertible Preferred Stock to Acquire Remaining 20% of G-Soft

In connection with the G-Soft transaction described above, on March 27, 2009, the Company entered into a Series P Convertible Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”), with Southridge Partners LP (“Southridge”).  Pursuant to the Preferred Stock Purchase Agreement, the Company issued 189 shares of Series P Preferred Stock in exchange for the 20% of G-Soft shares which Southridge had purchased in the G-Soft Transaction described above.

The Series P Preferred Stock issued to Southridge has the same terms as described above.

Under the Preferred Stock Purchase Agreement and the Series P Terms, Southridge may convert shares of Series P Preferred Stock into shares of the Company’s common stock.  The Company’s issuances of shares of common stock upon any conversion of the Series P Preferred Stock will be made without registration under the Securities Act of 1933 (the “1933 Act”) in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.  The Company’s sale and issuance of the Series P Preferred Stock to Southridge was made without registration under the 1933 Act in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.

Issuance of Shares of Series P 9% Convertible Preferred Stock In Payment of Notes

In connection with the G-Soft transaction described above, Southridge Partners (“Southridge”) and Southshore Capital Fund (“Southshore”) made a bridge loan to G-Soft in the amount of $400,000.  Upon the acquisition of G-Soft by Fonix GS, Fonix Corporation agreed to repay the bridge loan through the issuance of shares of Series P Preferred Stock.

In an agreement dated March 31, 2009, the Company issued an aggregate of 42 shares of Series P Preferred Stock to Southridge and Southshore as repayment of the bridge loans described above.

The Series P Preferred Stock issued to Southridge and Southshore has the same terms as described above.

Under the Preferred Stock Purchase Agreement and the Series P Terms, Southridge and Southshore may convert shares of Series P Preferred Stock into shares of the Company’s common stock.  The Company’s issuances of shares of common stock upon any conversion of the Series P Preferred Stock will be made without registration under the Securities Act of 1933 (the “1933 Act”) in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.  The Company’s sale and issuance of the Series P Preferred Stock to Southridge was made without registration under the 1933 Act in reliance on Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.

FINANCIAL STATEMENTS AND NOTES

G-SOFT LIMITED AND SUBSIDIARIES

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	1

Consolidated Balance Sheets – March 31, 2009 (Unaudited),
December 31, 2008 and 2007	2

Consolidated Statements of Operations for the Three Months Ended March
31, 2009 (Unaudited) and for the years ended December 31, 2008 and 2007	3

Consolidated Statements of Owners’ Equity for the Period from
January 1, 2007 through December 31, 2008 and March 31, 2009 (Unaudited)	4

Consolidated Statements of Cash Flows for the Three Months Ended March
31, 2009 (Unaudited) and for the years ended December 31, 2008 and 2007	5

Notes to Consolidated Financial Statements	6

HANSEN, BARNETT& MAXWELL, P.C.
A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS
5 Triad Center, Suite 750	Registered with the Public Comanpany
Salt Lake City, UT 84180-1128	Accounting Oversight Board
Phone: (801) 532-2200 Fax: (801) 532-7944
www.hbmcpas.com	A Member of the Forum of Firms

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Stockholders
G-Soft Limited and Subsidiaries

We have audited the accompanying consolidated balance sheets of G-Soft Limited and Subsidiaries (“G-Soft” or “The Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, owners’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of G-Soft Limited and Subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

HANSEN, BARNETT & MAXWELL. P.C.

Salt Lake City, Utah
June 17, 2009

G-SOFT LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	December 31,
	2009 (Unaudited)	2008	2007
ASSETS

Current assets
Cash	$572,915	$853,679	$246,378
Certificates of deposit	225,204	225,512	-
Accounts receivable, net of bad debt allowance	2,607,423	1,947,194	1,220,332
Inventory, net of provision for obsolescence	1,866	1,801	25,334
Other receivables from related parties	14,650	14,670	68,550
Other current assets	-	7,653	-

Total current assets	3,422,058	3,050,509	1,560,594

Property and equipment, net of accumulated
depreciation of $30,062, $26,191, and $13,855	41,563	37,764	17,527

Total assets	$3,463,621	$3,088,273	$1,578,121

LIABILITIES AND OWNERS' EQUITY

Current liabilities
Accounts payable	$320,056	$181,111	$72,207
Accounts payable to related parties	-	-	98,986
Other payables to related parties	41,928	80,685	-
Accrued payroll	493	26,625	16,007
Accrued expenses	11,349	22,248	5,667
Taxes payable	33,126	-	13,214
Deferred tax liabilities	237,903	201,556	96,097

Total current liabilities	644,855	512,225	302,178

Owners' equity
Contributed capital	453,306	453,306	120,680
Retained earnings	2,200,123	1,953,877	1,077,988
Accumulated other comprehensive income	165,337	168,865	77,275

Total owners' equity	2,818,766	2,576,048	1,275,943

Total liabilities and owners' equity	$3,463,621	$3,088,273	$1,578,121

The accompanying notes are an integral part of these financial statements.

G-SOFT LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months	Year Ended	Year Ended
	Ended March 31,	December 31,	December 31,
	2009 (Unaudited)	2008	2007

Revenue	$678,467	$2,259,334	$1,611,664

Cost of revenue	269,946	738,129	627,101

Gross profit	408,521	1,521,205	984,563

Operating expenses
Selling, general, and administrative	127,571	632,786	479,491

Other income (expense)
Foreign currency gain (loss)	692	(836)	-
Interest income	1,228	3,411	1,725
Non-operating income	-	89,790	61,911
Non-operating expenses	-	(671)	-

Total other income	1,920	91,694	63,636

Net income before taxes	282,870	980,113	568,708

Income tax expenses	36,624	104,224	72,614

Net income	$246,246	$875,889	$496,094

The accompanying notes are an integral part of these financial statements.

G-SOFT LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OWNERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2008
AND MARCH 31, 2009 (Unaudited

			Accumulated
			Other
	Contriubted	Retained	Comprehensive
	Capital	Earnings	Income	Total

Balance, January 1, 2007	$120,680	$581,894	$-	$702,574
Foreign currency translation adjustment	-	-	77,275	77,275
Net income	-	496,094	-	496,094
Balance, December 31, 2007	120,680	1,077,988	77,275	1,275,943

Withdrawal of equity by owner	(66,374)	-	-	(66,374)
Issuance of ownership	399,000	-	-	399,000
Foreign currency translation adjustment	-	-	91,590	91,590
Net income	-	875,889	-	875,889
Balance, December 31, 2008	453,306	1,953,877	168,865	2,576,048

Foreign currency translation adjustment (unaudited)	-	-	(3,528)	(3,528)
Net income (unaudited)	-	246,246	-	246,246
Balance, March 31, 2009 (unaudited)	$453,306	$2,200,123	$165,337	$2,818,766

The accompanying notes are an integral part of these financial statements.

G-SOFT LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

G Soft Limited
Statements of Cash Flows

	Three Months	Year Ended	Year Ended
	Ended March 31,	December 31,	December 31,
	2009 (Unaudited)	2008	2007
Cash flows from operating activities
Net income	$246,246	$875,889	$496,094
Depreciation	3,906	11,168	4,098
Deferred taxes	36,624	97,014	72,614
Changes in current assets and liabilities:
Accounts receivable	(701,577)	(851,855)	(593,201)
Inventory	(67)	24,866	113,002
Other current assets	7,643	(7,520)	-
Accounts payable	139,221	106,408	(5,798)
Accounts payable to related parties	-	(104,076)	(255,703)
Accrued payroll	(26,097)	9,332	1,525
Accrued expenses	(10,870)	15,903	(8,544)
Taxes payable	33,129	(13,893)	5,841

Net cash from operating activities	(271,842)	163,236	(170,072)

Cash flows from investing activities
Maturity of certificates of deposit	-	-	404,883
Purchase of equipment	(7,758)	(29,847)	(11,087)
Advances to related parties	-	(105,950)	(62,546)
Collection of advances to related parties	-	163,610	-

Net cash from investing activities	(7,758)	27,813	331,250

Cash flows from financing activities
Proceeds from advance from investing companies	-	399,000	-
Proceeds on advances from related parties	-	-	891,406
Payments on advances from related parties	-	-	(930,625)

Net cash from financing activities	-	399,000	(39,219)

Effect of exchange rate changes on cash	(1,164)	17,252	8,077

Net change in cash	(280,764)	607,301	130,036

Cash at beginning of period	853,679	246,378	116,342

Cash at end of period	$572,915	$853,679	$246,378

Supplemental Cash Flow Disclosure:
Cash paid for taxes	$-	$24,583	$20,499

Non-cash investing and financing activities:
Certificates of deposit accepted as payment on
accounts receivable	$-	$223,974	$-
Shareholder's withdrawal of equity investment, payable
at year end	$-	$(66,374)	$-

The accompanying notes are an integral part of these financial statements.

G-SOFT LIMITED AND SUBSIDIARIES
NOTES TO 2007 AND 2008 FINANCIAL STATEMENTS
MARCH 31, 2009 INFORMATION IS UNAUDITED

NOTE 1–DESCRIPTION OF OPERATIONS

Nature of Operations - G-Soft Limited and Subsidiaries (“G-Soft” or “The Company”), was incorporated   in Hong Kong.  In 2009, the Company acquired Shanghai GaozhiSoft Co., Ltd., (“GSoft, Inc.”) a Wholly-Owned Foreign Entity, which purchased Shanghai GaozhiSoft Co., Ltd., (“Gaozhi”) the operating company (see Note 9). GaozhiSoft Co., Ltd., a subsidiary, was incorporated in the city of Shanghai in the People’s Republic of China (PRC) in October 2003. The shareholders of the company were Shanghai Gaozhi Science and Technology Development Co., Ltd. (55% ownership) and an individual (45% ownership).

G-Soft is a software developer and solutions provider in 2G (second-generation) and 3G (third-generation) telecommunication operation support systems in China and throughout the Asian Pacific region. G-Soft provides software and hardware solutions for telecommunication operation supports systems.  G-Soft’s products are designed to increase data transferring speed, reduce telecommunications data loss and provide network management, billing accuracy and improved implementation techniques to telecom carriers.

G-Soft’s proprietary software products are divided into two main categories: (1) Mediated Operation Support System (MOSS) series and (2) Mediation Data Track (MDtrac) series. MOSS products provide service providers with integrated electronic management platforms for peer-to-peer business operation and automatic management.  MDtrac products provide data collection solutions.  G-Soft has received from the PRC various copyrights and patents for certain of its products and has filed applications for other copyrights and patents covering various aspects of its products from the Copyright Law of the People’s Republic of China.

NOTE 2–SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation - The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries.  All significant intercompany balances and transactions have been eliminated in consolidation.

Functional Currency and Translating Financial Statements - The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The functional currency of the Company is the Chinese Yuan Renminbi (“RMB”); however, the accompanying consolidated financial statements have been expressed in United States Dollars (“USD”). The accompanying consolidated balance sheets have been translated into USD at the exchange rates prevailing at each balance sheet date. The accompanying consolidated statements of operations and cash flows have been translated using the weighted-average exchange rates prevailing during the periods of each statement. Transactions in the Company’s equity securities have been recorded at the exchange rate existing at the time of the transaction.

Accounting Estimates  - The preparation of financial statements in conformity with Generally Accepted Accounting Principals in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Values of Financial Instruments   - The carrying amounts reported in the consolidated balance sheets for trade accounts receivable, other receivables, receivable from related parties, accounts payable, other payables and accrued expenses, and amounts due to related parties approximate fair value because of the immediate or short-term maturity of these financial instruments.

Credit Risk - The carrying amounts of trade accounts receivable and other non-trade receivables included in the consolidated balance sheets represent the Company’s exposure to credit risk in relation to its financial assets. The Company performs ongoing credit evaluations of each customer’s financial condition. The Company maintains allowances for doubtful accounts and such allowances in the aggregate did not exceeded management’s estimations.

Cash and Cash Equivalents – For purposes of the statement of cash flows, the Company considers cash in banks and money market funds as cash and cash equivalents.

Certificates of Deposit– A common practice in China is for a customer to pay a vendor in bank notes similar to certificates of deposit with a time restriction of up to six months.  Such deposit notes are held by the Company until the time requirement is satisfied and cash is deposited.

Accounts Receivable and Doubtful Accounts – The Company grants unsecured trade credit to its customers with credit terms that provide for the total due in thirty days. Accounts receivable are carried at original invoiced amounts less an allowance for doubtful accounts. The allowances for doubtful accounts are calculated based on detailed review of certain individual customer accounts and an estimation of the overall economic conditions affecting the Company's customer base.  The allowance was $4,074 and $0 for the years ended December 31, 2008 and 2007, respectively.

Inventory – Inventory consists of third-party hardware and is stated at cost using the specific identification method.  Inventory is periodically examined and an allowance for inventory obsolescence is provided when the market value of certain inventory items are lower than the cost.  The provision for obsolescence was immaterial for the years ended December 31, 2008 and 2007.

Property and Equipment – Property and equipment is made up of only computer equipment and is stated at cost. Depreciation is provided over the estimated useful lives of the respective assets (three to five years) using the straight-line methods. The rate of residual value is estimated at 5%. Maintenance and repairs are expensed as incurred. Depreciation expense totaled $11,168 in 2008 and $4,098 in 2007.

Advertising – Advertising costs are expensed as incurred.

Revenue and Cost Recognition – The Company recognizes revenue when it is realized and earned. The Company considers revenue realized or realizable and earned when (1) it has persuasive evidence of an arrangement, (2) delivery has occurred, (3) the sales price is fixed or determinable, and (4) collectability is reasonably assured. Delivery does not occur until products have been shipped to the client, risk of loss has transferred to the client and client acceptance has been obtained, client acceptance provisions have lapsed, or the Company has objective evidence that the criteria specified in client acceptance provisions have been satisfied. The sales price is not considered to be fixed or determinable until all contingencies related to the sales contract have been resolved. For software sales, the Company recognizes revenues in accordance with the provisions of Statement of Position No. 97-2, “Software Revenue Recognition,” and related interpretations.

Cost of goods sold include all direct material and labor costs associated with the preparation and delivery of the product. Selling, general and administrative costs are charged to expense as incurred.

Income Taxes –  The Company recognizes a liability or asset for the deferred income tax consequences of all temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets and liabilities are recovered or settled.  These deferred income tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. Deferred income tax assets are reviewed periodically for recoverability, and valuation allowances are provided when it is more likely than not that some or all of the deferred income tax assets may not be realized.  The Company accounts for uncertain tax positions in accordance with SFAS No. 5, Accounting for Contingencies.

Recently Enacted Accounting Standards - In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. In February 2008, the FASB issued FASB Staff Position (FSP FIN) No. 157-2 which extended the effective date for certain nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008. The adoption of the portions of SFAS No. 157 that were not postponed by (FSP FIN) No. 157-2 did not have an effect on our consolidated financial statements. The Company does not expect the adoption of the postponed portions of SFAS No. 157 to have a material impact on our consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. SFAS No. 141(R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquiree at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No. 160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statements, consolidated net income shall be adjusted to include the net income attributed to the non-controlling interest and consolidated comprehensive income shall be adjusted to include the comprehensive income attributed to the non-controlling interest. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No. 141(R) and SFAS No. 160 are effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. SFAS No. 141(R) and SFAS No. 160 are not expected to have a material impact on our results of operations or financial position.

In April 2008, the FASB issued FSP FAS 142-3, Determination of the Useful Life of Intangible Assets (FSB FAS 142-3). FSP FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under FAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R) and other generally accepted accounting principles. FSP FAS 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008. The Company does not expect the adoption of FSP FAS 142-3 to have a material impact on our consolidated financial statements.

In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles.  SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP.  The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process.  The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP.  The adoption of FASB 162 is not expected to have a material impact on the Company’s financial statements.

In October 2008, the FASB issued FSP FAS 157-3 Determining Fair Value of a Financial Asset in a Market That Is Not Active (FSP FAS 157-3). FSP FAS 157-3 clarified the application of SFAS No. 157 in an inactive market. It demonstrated how the fair value of a financial asset is determined when the market for that financial asset is inactive. FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements had not been issued. The adoption of FSP FAS 157-3 is not expected to have a material impact on the Company’s financial statements.

In December 2008, the FASB issued FASB Staff Position FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP FAS 140-4 and FIN 46(R)-8"). FSP FAS 140-4 and FIN 46(R)-8 amends SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and FIN 46(R), FASB Interpretation No. 46 (R), Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, to require public entities to provide additional disclosures about transfers of financial assets and their involvement with variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 is effective for the first interim or annual reporting period ending after December 15, 2008. The adoption of FSP FAS 140-4 and FIN 46(R)-8 is not expected to have a material impact on the Company’s financial statements.

NOTE 3–RELATED-PARTY TRANSACTIONS

The Company’s former 100% owner, Shanghai G-Soft Science and Technology Development Co., Ltd., owns a building from which the Company leases office space for which rents totaling $47,724 and $24,131 were paid in 2008 and 2007, respectively.

The Company held other payable due to Shanghai G-Soft Science and Technology Development Co., Ltd. of $80,685 at end of 2008 and an trade payable of $98,986 at the end of  2007.

The company held a receivable from an officer of $14,650 and $68,550 at the end of 2008 and 2007, respectively.  Under the terms of this note, $54,835 was due on March 31, 2008 and $13,709 was due on June 30, 2008 and is presently under extension.

NOTE 4–FOREIGN CURRENCY TRANSLATION

The Company’s books are recorded in the Chinese Yuan or Reminbi (RMB). Assets and liabilities in foreign currencies are translated into dollars at the prevailing exchange rates at the balance sheet date. Revenues and expenses are translated at average rates for the year. The net exchange differences resulting from these translations are recorded in owners’ equity and were $91,590 and $77,275 in 2008 and 2007, respectively. Where amounts denominated in a foreign currency are converted into dollars by remittance or repayment, the realized exchange differences are included in trading profit.

NOTE 5–RESEARCH AND DEVLOPMENT

Research and development costs are charged to operations when incurred and are included in the operating expenses. The amounts charged in 2008 and 2007 were $269,850 and $156,991, respectively.
NOTE 6 – INCOME TAXES

PRC Taxation – The Company is subject to taxation in China by virtue of the subsidiaries that conduct business in the PRC.

Enterprise Income Tax - PRC enterprise income tax is calculated based on taxable income determined under PRC accounting principles. According to the Foreign-Invested Enterprises and Foreign Enterprises Income Tax Law, or the FIE Income Tax Law, and the related implementing rules, both of which were issued in 1991 and effective until December 31, 2007, foreign-invested enterprises established in China were generally subject to an income tax rate of 33% (consisting of 30% enterprise income tax and 3% local income tax). The FIE Income Tax Law and the related implementing rules provided certain favorable tax treatments to qualified foreign invested enterprises. For instance, the enterprise income tax rate was lowered to 15% for a foreign-invested enterprise located in a special economic zone or if it is classified as a “high-technology enterprise” located in a national high-tech zone. Chinese domestic companies were governed by the Enterprise Income Tax Provisional Regulations of the PRC and were generally subject to an enterprise income tax rate of 33%.

Pursuant to Certain Policies for Encouraging Development of the Software Industry and Integrated Circuits Industry, issued in 2000, an enterprise qualified as “software enterprise” is entitled to a two-year income tax exemption for the first two profitable years and a 50% reduction of its applicable income tax rate for the subsequent three years. Furthermore, a software company that is clarified as a “major software enterprise within the state plan” enjoys a preferential 10% income tax rate.

In March 2007, the National People’s Congress of China enacted a new Corporate Income Tax Law, which became effective on January 1, 2008. Under the Corporate Income Tax Law, a unified enterprise income tax rate of 25% and unified tax deduction standards are to be applied equally to both domestic-invested enterprises and foreign-invested enterprises (WOFEs). Enterprises established prior to March 16, 2007 eligible for preferential tax treatment according to the currently prevailing tax laws and administrative regulations shall, under the regulations of the State Council, gradually become subject to the Corporate Income Tax Law rate over a five-year transition period starting from the date of effectiveness of the Corporate Income Tax Law

Following the implementation of the new tax law, the Company’s effective tax rate may increase, unless the Company is otherwise eligible for preferential treatment and obtain approvals on preferential treatment from tax bureaus.

Under the new Enterprise Income Tax, to qualify as a “new and high technology enterprise” for PRC enterprise income tax purposes, a business entity generally must meet certain financial and non-financial criteria, including, but not limited to:

• the technology researched and developed by the company falling into the high technology category promulgated by PRC government;
•  a minimum level of revenue generated from high technology related sales or services as a percentage of total revenue;
•  a minimum number of employees engaged in research and development;
•  a minimum requirement for the education degree of employees; and
•  a minimum level of research and development expenses as a percentage of total revenue.

Value-added Tax - Pursuant to the Provisional Regulation of China on Value-Added Tax and its implementing rules, issued in December 1993, all entities and individuals that are engaged in the businesses of sales of goods, provision of repair and placement services and importation of goods into China are generally subject to a value-added tax, or VAT, at a rate of 17% (with the exception of certain goods which are subject to a rate of 13%) of the gross sales proceeds received, less any VAT already paid or borne by the taxpayer on the goods or services purchased by it and utilized in the production of goods or provisions of services that have generated the gross sales proceeds. However, pursuant to Certain Policies for Encouraging Software Industry and Integrated Circuits Industry issued in 2000, an enterprise classified as a “software enterprise” will be entitled to a rebate of its net VAT liability to the extent that it exceeds 3% of the actual VAT burden relating to self-made software product sales (excluding export sales). Such refund will not be treated as taxable income and must be used for funding its software research and development and the expansion of its production capacity. According to the Notice on Certain Policies Related to Value Added Tax, issued in November 2005, an entity that develops software products on commission may be entitled to an exemption of VAT if, according to the contractual arrangement, the copyright of the products developed by it shall be owned by the commissioning party or jointly owned by the developer and commissioning party.

Business Tax - Companies in China are generally subject to business tax and related surcharges by various local tax authorities at rates ranging from 5% to 6% on revenue generated from providing services and revenue generated from the transfer of intangibles such as copyrights. However, qualified technology companies may apply for an exemption from business tax for revenues generated from technology development, transfer or related consulting services, according to a notice issued by the Ministry of Finance and the State Administration of Taxation in November 1999.

The Company is subject to the statutory enterprise income tax, but qualifies for a favorable 50% tax rate reduction for being a “software enterprise”.  This resulted in effective rates of 15%, 12.5% and 15% for the years ended December 31, 2007 and 2008 and the three months ended March 31, 2009, respectively.

The Company accounts for its income taxes in accordance with SFAS No. 109, which requires recognition of deferred tax assets and liabilities and their respective tax bases and any tax credit carry forwards available. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Undistributed earnings of the Company’s subsidiary amounted to $2,200,123 at December 31, 2008. Those earnings, as well as the investment in the subsidiaries of $453,306 are considered to be indefinitely reinvested and, accordingly, no U.S. federal and state income taxes have been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the PRC. Determination of the amount of unrecognized deferred U.S. income tax liability is not practical because of the complexities associated with its hypothetical calculation; however, unrecognized foreign tax credits may be available to reduce a portion of the U.S. tax liability.

Income tax expense is comprised of the following:

	For the year ended December 31,
	2008	2007
Current tax expense	$7,210	$-
Deferred tax expense	97,014	72,614
Total income tax expense (benefit)	$104,224	$72,614

Following is a reconciliation of income taxes calculated at the federal statutory rates to actual income tax expense:
	For the year ended December 31,
	2008	2007
Tax at statutory rate of 25% for 2008 and 2007	$245,000	$142,250
Change in temporary differences	97,014	72,614
Effect of lower foreign tax rates	(237,790)	(142,250)
Income tax expense	$104,224	$72,614

The temporary differences which give rise to the deferred income tax liability are as follows:

	For the year ended December 31,
	2008	2007
Provision for revenue recognized under US GAAP	$222,119	$101,462
COGS recognized under US GAAP	(3,860)	(3,422)
Accrued payroll expense	(1,706)	(1,943)
Accounts payable	(13,988)	-
Allowance for doubtful accounts receivable	(622)	-
Provision for obsolete inventory	(387)	-
Total deferred income tax liabilities	$201,556	$96,097

The Company has also incurred various other taxes, comprised primarily of business taxes, value-added taxes, urban construction taxes, education surcharges and others. Any unpaid amounts are reflected on the balance sheets as accrued taxes payable.

NOTE 7–CONTINGENCIES

Economic environment - Significantly all of the Company's operations are conducted in the PRC, and therefore the Company is subject to special considerations and significant risks not typically associated with companies operating in the United States of America. These risks include, among others, the political, economic and legal environments and fluctuations in the foreign currency exchange rate. The Company's results from operations may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. The unfavorable changes in global macroeconomic factors may also adversely affect the Company’s operations.

In addition, all of the Company's revenue is denominated in the PRC's currency of Renminbi (RMB), which must be converted into other currencies before remittance out of the PRC. Both the conversion of RMB into foreign currencies and the remittance of foreign currencies abroad require approval of the PRC government.

NOTE 8 – CONCENTRATIONS

A single customer made up 98%,  95% and 98% of total sales for the three months ended March 31, 2009 and the years ended December 31, 2008 and 2007, respectively.  This same customer accounted for 99%  of accounts receivables for the same three periods.

The Company has used four different vendors who have supplied large portions of the hardware purchases as shown below in percentages of total purchases for each period:

	March 31,	December 31,	December 31,
	2009 (Unaudited)	2008	2007
Vendor A.	82%	52%	72%
Vendor B.	15%	15%	-
Vendor C.	-	14%	-
Vendor D.	-	-	12%

NOTE 9 – SUBSEQUENT EVENTS

In 2008, G-Soft Limited (“The Company”) incorporated in Shanghai, China the entity: Shanghai Jie Zhi Information Technology, Ltd. (“G-Soft, Inc.”), which qualified as a Wholly-Owned Foreign Entity (WOFE).  G-Soft Inc., then acquired Shanghai Goazhi Software Systems Limited (“GaozhiSoft”), the operating company.

In 2009 Fonix GS Acquisition Corporation, Inc. (“FGSA”) a subsidiary of Fonix Corporation (FNXC:OB) acquired 80% of the ownership of the Company, which owns 100% of GaozhiSoft.

On June 27, 2008, the Fonix Corporation and FGSA entered into an exchange agreement (the “Exchange Agreement”), with Southridge LLC, a Connecticut limited liability company (“Southridge”), G-Soft Limited (the Company) and the owners of G-Soft (the “Sellers”).  G-Soft, through its wholly owned subsidiary, owns 100% of the outstanding equity of GaozhiSoft. Pursuant to the Exchange Agreement, FGSA agreed to purchase 80% of the outstanding equity of G-Soft from the Sellers, and Southridge agreed to purchase the remaining 20% of the issued and outstanding G-Soft ownership, thereby making FGSA and Southridge the 100% equity owners of GaozhiSoft.

The Exchange Agreement was amended by a First Amendment to the Exchange Agreement, dated December 12, 2008 (the “First Amendment”), modifying the consideration for the purchase of the G-Soft shares and certain other closing conditions, as set forth therein.  Pursuant to the Exchange Agreement, as amended, in exchange for 20% of the outstanding shares of G-Soft, Southridge agreed to transfer shares of the Fonix Corporation’s Series L Convertible Preferred Stock (the “Series L Preferred Stock”) in the amounts set forth in the First Amendment.  In return for the purchase of 80% of the outstanding shares of G-Soft, Fonix agreed to issue an aggregate of one hundred and twenty shares (120) of a new series of preferred stock (the “Series P Preferred Stock”) to the Sellers.  Additionally, subject to the terms of the First Amendment, the Sellers are entitled to annual earn-out payments equal to fifty percent (50%) of the prior year’s audited net income of GaozhiSoft, to be paid in the form of Series P Preferred Stock (the “Earn-Out Payments”).  The aggregate of the Earn-Out Payments is limited to three hundred and eighty (380) shares of Series P Preferred or $3,800,000.  The First Amendment also amended and restated section 6.1 of the Exchange Agreement, relating to additional closing conditions, and section 8.2 of the original agreement relating to indemnification.